UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2010

PremierWest Bancorp
(Exact Name of Registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	000-50332 (Commission File Number)	93 - 1282171 (IRS Employer Identification No.)

503 Airport Road, Medford, Oregon 97504 Address of Principal Executive Office

Registrant's telephone number including area code     541-618-6003

(Former name or former address, if changed since last report)
Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

On Thursday, May 13, 2010, beginning at approximately 10:45am Pacific Time, PremierWest Bancorp executives are scheduled to make a presentation to investors at the D.A. Davidson & Co. 12th Annual Financial Services Conference, Bell Harbor Conference Center, Seattle, Washington.  The conference is open to D.A. Davidson & Co. invitees. The investor presentation, which is furnished not filed, is attached as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.
Exhibit 99.1 Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2010	By:	PREMIERWEST BANCORP (Registrant) /s/ Michael D. Fowler Michael D. Fowler Executive Vice President and Chief Financial Officer